EXHIBIT 99.1
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                         SETTLEMENT AGREEMENT

     THIS SETTLEMENT AGREEMENT ("this Agreement") is made and entered into as of the 14th day of March, 2003, by and between AMFAC PROPERTY INVESTMENT CORP., a Hawaii corporation ("APIC"), AMFAC HAWAII, LLC, a Hawaii limited liability company (together with any successor entity by merger or otherwise by operation of law, "AHI"), and PIONEER MILL COMPANY, LIMITED, a Hawaii corporation (together with any successor entity by merger or otherwise by operation of law, "PMCo"), collectively the "Amfac Parties," and the EMPLOYEES' RETIREMENT SYSTEM OF THE STATE OF HAWAII, a governmental agency of the State of Hawaii (the "ERS").

     WHEREAS:

     A. AHI is a Hawaii limited liability company, which does business in the State of Hawaii. AHI was formerly known as Amfac/JMB Hawaii, L.L.C., and is the successor by merger to Amfac/JMB Hawaii, Inc., which was a Hawaii corporation. AHI is the parent of PMCo and was formerly the parent of APIC.

     B. PMCo is a Hawaii corporation, which does business and owns property in the State of Hawaii. PMCo is owned entirely by AHI, and PMCo in turn owns a minority interest in APIC.

     C. APIC is a Hawaii corporation which owns property and does business in the State of Hawaii. APIC owns two 18-hole golf courses, known collectively as the "Royal Kaanapali Golf Courses" (and individually referred to as the "North Course" and the "South Course"), located at Kaanapali, Maui, Hawaii, together with a club house, various other improvements, personal property related thereto (the "Golf Courses"), and two improved or partially improved parcels adjacent or nearly adjacent to the Golf Courses. One of the improved parcels is designated Lot 73-A and contains a building that houses a restaurant called "Luigi's" (the "Luigi's Parcel"). The other improved parcel is designated Lot 10-N-l, and is partially improved with various offices, warehouses, and maintenance yard facilities (the "Resort Maintenance Lot").

     D. On February 27, 2002, AHI and PMCo (along with other related entities, including Kaanapali Development Corp. ("KDC"), but not including
APIC), filed Petitions for Relief under Chapter 11 of the United States Bankruptcy Code, in the United States Bankruptcy Court for the Northern District of Illinois (Eastern Division) (the "Bankruptcy Court"). Those proceedings (the "Bankruptcy Proceedings") are now pending, as jointly administered proceedings, under the designations IN RE AMFAC HAWAII, LLC, Case No. 02-07637 (Bankr. N.D. Ill. Eastern Division), IN RE PIONEER MILL COMPANY, LIMITED, Case No. 02-07662 (Bankr. N.D. 111. Eastern Division), and IN RE KAANAPALI DEVELOPMENT CORP., Case No. 02-07654 (Bankr. N.D. 111. Eastern Division).

     E. The ERS is a governmental agency of the State of Hawaii which, through a Board of Trustees, administers the State's pension fund for the benefit of former State and County employees who have retired.

     F. On June 25, 1991, the ERS made a loan to APIC, PMCo, and Amfac/JMB Hawaii, Inc. (now AHI) in the amount of $66,000,000 (the "Loan"). As used herein, the term "Amfac Parties" and the "Borrowers" shall both mean and include APIC, PMCo, and AHI (and shall include, as applicable, AHI's predecessor and AHI under its current and former names).

     G. The Loan was made pursuant to a Loan Agreement, dated June 25, 1991 (the "Loan Agreement") and, as part of the Loan transaction, and for the purpose of evidencing the Amfac Parties' obligation to repay the Loan, the Amfac Parties executed and delivered to the ERS a Promissory Note in the amount of $66,000,000, signed by each of the Amfac Parties as joint and several makers of the Promissory Note.

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     H.    In addition, as part of the Loan transaction, and for the
purposes of securing the obligations to the Amfac Parties to the ERS, APIC and PMCo (which at the time owned a fractional interest in some of the Golf Course parcels and in the Resort Maintenance Lot), executed and delivered to the ERS, a Real Property Mortgage and Financing Statement (the "Mortgage"), which was duly recorded in the Bureau of Conveyances of the State of Hawaii as Document No. 91-085691, filed in the Office of the Assistant Registrar of the Land Court of the State of Hawaii as Document No. 1830690, and noted on the State of Hawaii Land Court Transfer Certificates of Title Nos. 290,693, 246,959, 281,597, and 329,501. The
Mortgage created a first priority lien on all of APIC's and PMCo's right, title, and interest in and to the Golf Courses, the Luigi ' s Parcel, and a portion of the Resort Maintenance Lot, and a lien on certain easements over and respecting adjacent or nearly-adjacent land owned by PMCo, all as more particularly described in the Mortgage.

     I. In addition, at the same time, and as part of the same transaction, and for the purpose of further securing the Amfac Parties' obligations to the ERS, APIC and PMCo executed and delivered a Security Agreement, a Collateral Assignment of Agreements and Power of Attorney, and Financing Statements.

     J. Subsequently, and for the purpose of further securing the Amfac Parties' obligations to the ERS, APIC executed and delivered to the ERS an Absolute Assignment of Rentals and Lessor's Interest in Leases on March 3, 1994, and a Second Collateral Assignment of Agreements and Power of Attorney on October 12, 1994.

     K. In November 1991, after the Mortgage was recorded, certain land adjacent to the Golf Courses was consolidated with a parcel of land encumbered by the Mortgage, and the consolidated parcel was resubdivided to create a parcel of land designated as "Lot 10-D-l." Similarly, in 1997, certain land adjacent to the Golf Courses was consolidated with a parcel of land encumbered by the Mortgage, and the consolidated parcel was resubdivided to create the Resort Maintenance Lot (Lot 10-N-l). As a result. Lot 10-D-l now includes land not initially encumbered by the Mortgage or covered by the Loan Agreement (such land being a portion of the "Kualapa Loop Extension Area"), and the Resort Maintenance Lot includes land not initially encumbered by the Mortgage or covered by the Loan Agreement.

     L. On April 18, 1996, but effective as of January 1, 1995, the Amfac Parties and the ERS executed an Amendment of Loan Agreement (the "Loan Amendment"), amending the Loan Agreement. Among other things, the Loan Amendment extended the maturity date of the Loan, changed the interest rate, provided that a portion of interest would be paid quarterly and that a portion would be deferred, added a so-called "appreciation premium," and changed the recourse provisions of the Loan.

     M. Commencing in approximately 1994, the Amfac Parties requested that the ERS release from the Mortgage certain land encumbered or otherwise affected by the Mortgage (including, subsequently, the Kualapa Loop Extension Area, the Resort Maintenance Lot and the Luigi's Parcel) and that the ERS consent to certain easements affecting lands encumbered by the Mortgage, as the Amfac Parties contend is required by the terms and provisions of the Loan Agreement and the Mortgage.

     N. Although the ERS consented to certain of the Amfac Parties' requests for releases and consents, it did not consent to others because the ERS contends that it is not required to consent to the Amfac Parties' requests by the terms and provisions of the Loan Agreement, as amended, and because the ERS contends that the Amfac Parties' have been and are in monetary and non-monetary default under the Loan Agreement, as amended, and under other Loan documents.






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     O.    On October 22, 1999, the Amfac Parties and the ERS entered into a "Memorandum Agreement," pursuant to which the Amfac Parties paid to the ERS the amount of approximately $5,860,337.70, consisting of certain allegedly delinquent and other sums allegedly due under the Loan Agreement, as amended, the ERS consented to certain of the easements requested by the Amfac Parties, and the parties to the Memorandum Agreement resolved certain other matters. Pursuant to the Memorandum Agreement, and for the purpose of adding certain collateral to the Mortgage (including rights with respect to certain land referred to as the "Remnant Parcels") as provided in the Memorandum Agreement and confirming the ERS' security, APIC and PMCo executed and delivered to the ERS that certain First Amendment and Confirmation of Real Property Mortgage and Financing Statement (the "First Amendment of Mortgage"). The First Amendment of Mortgage was duly recorded in the Bureau of Conveyances of the State of Hawaii as Document No. 99-173736, filed in the Office of the Assistant Registrar of the Land Court of the State of Hawaii as Document No. 2585582, and noted on the State of Hawaii Land Court Transfer Certificates of Title designated above. (The Loan Agreement, the Promissory Note, the Mortgage, the Security Agreement, the Collateral Assignment of Agreements and Power of Attorney, the Financing Statements, the Absolute Assignment of Rentals and Lessor's Interest in Leases, the Second Collateral Assignment of Agreements and Power of Attorney, the Loan Amendment, the Memorandum Agreement, the First Amendment of Mortgage, and all other documents evidencing or securing the Loan are collectively referred to as the "Loan Documents.")

     P. On August 24, 2000, the ERS filed a Complaint in the Circuit Court of the First Circuit, State of Hawaii (the "State Court"), to foreclose the Mortgage, as amended by the First Amendment of Mortgage, and the other security interests held by the ERS in the Golf Courses, the Luigi's Parcel, the Resort Maintenance Lot, and the other real and personal property and property rights therein described. The foreclosure action is pending in the State Court AS EMPLOYEES' RETIREMENT SYSTEM OF THE STATE OF HAWAII V. AMFAC/JMB HAWAII, L.L.C., ET AL., Civil No. 00-1-2597-08 (Foreclosure) (the "State Foreclosure Action"). In the State Foreclosure Action, the ERS alleges that the Amfac Parties did not pay the Loan as required under the Promissory Note and other Loan Documents; that the entire amount of the Loan has become due and is payable (whether through acceleration or maturity due to the passage of time); that the Amfac Parties are in default under the Loan and the Loan Documents; and that the ERS is entitled to foreclose its Mortgage, as amended, and other security interests against the real and personal property and property rights therein described.

     Q. From September 26, 2000, to October 31, 2001, the State Foreclosure Action was held in abeyance, pursuant to a State Court-approved Standstill Agreement, in order to permit the ERS and the Amfac Parties to determine if they could reach a consensual resolution of disputed issues. The "Standstill Period" was extended by informal agreement of the parties until December 26, 2001. Although the efforts to reach a consensual resolution were unsuccessful, during such period, in furtherance of such efforts, and in accordance with the terms of the Standstill Agreement, as extended, the Amfac Parties paid to the ERS the amount of $11,347,318.97, consisting of a portion of certain allegedly delinquent and other sums allegedly due under the Loan Agreement, as amended.

     R. On January 4, 2002, the Amfac Parties filed an Answer to the Complaint in the State Foreclosure Action. Subsequently, on January 11, 2002, the Amfac Parties filed an Amended Answer to the Complaint and a Counterclaim against the ERS. In the Answer and the Amended Answer, the Amfac Parties denied certain allegations of the Complaint and asserted certain defenses to the foreclosure of the Mortgage and the other security interests, including, but not limited to, defenses based on alleged fraudulent inducement, alleged breach of obligations and duties by the ERS related to requested partial releases of the mortgaged property and consents to various easements, and alleged lack of good faith and fair dealing on the part of the ERS. In their Counterclaim, the Amfac Parties alleged, inter alia, that the ERS and its trustees, lawyers, agents, and consultants have engaged in wrongful conduct, have breached a duty of good faith and fair dealing, have breached duties imposed on the ERS in the Loan

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Documents, and have sought to enforce rights not provided in those documents; that, although allegedly being required to do so by the Loan Documents, the ERS has failed to consent to easements affecting the mortgaged property and to release the Luigi's Parcel and the Resort Maintenance Lot; that the ERS' decision to accelerate the Loan for non-payment was "fundamentally unfair"; and that the actions of the ERS were likely to cause "adverse impacts" to the Amfac Parties and their parent subsidiaries and affiliates. Based on said allegations and others in the Counterclaim, the Amfac Parties have asserted Counts for damages and punitive damages (in an unspecified amounts) based on fraudulent inducement, constructive fraud, breach of contract, breach of an implied covenant of good faith and fair dealing, promissory estoppel, and bad faith. In addition, the Counterclaim asks for declaratory judgment, declaring that the Amfac Parties are entitled to certain partial releases, consents, and easements, and for reformation of the Loan Documents "to embody the contracts as actually made."

     S. On February 4, 2002, the ERS filed a Reply to the Counterclaim of the Amfac Defendants. In its Reply, the ERS denied the material allegations of the Counterclaim and asserted various defenses, including, but not limited to, defenses based on the doctrine of unclean hands, the doctrine of sovereign immunity, the statute of limitations, and the doctrine of laches.

     T. On the motion of the ERS, the State Court, in the State Foreclosure Action, appointed Joseph M. Toy as Receiver (the "State Court Receiver" or the "Receiver"), and he has taken possession of the Golf Courses, the Luigi's Parcel, the Resort Maintenance Lot, and the Golf Course operations, and is operating these properties.

     U. The Amfac Parties and the ERS wish to resolve their disputes, including the claims set forth in the State Foreclosure Action, as hereafter set forth in this Agreement. Each party recognizes the expense and length of time necessary to continue the State Foreclosure Action, including the Counterclaim, through trial and any appeals that might follow, the uncertainty inherent in the outcome of litigation, and the many difficulties and delays inherent in complex litigation; and each has concluded that this settlement is in its best interest. Neither this Agreement, nor any document referred to herein, nor the payment of any consideration provided herein, is or may be construed to be an admission of any party of any fault, wrong-doing, or liability whatsoever. To the contrary, it is recognized by the parties hereto that the settlement reflected herein is a settlement of disputed and contested matters.

     NOW, THEREFORE, in consideration of the premises and the mutual promises, covenants, agreements, representations, and warranties set forth in this Agreement, the parties agree as follows:

     1. EASEMENTS AND OTHER INSTRUMENTS REQUESTED BY OR FOR THE BENEFIT OF THE AMFAC PARTIES. Upon approval of this Agreement by the Bankruptcy Court and State Court as provided in paragraph 15 below (collectively "Court Approval"), the ERS (or the ERS' Designee that shall acquire title to the affected portion of the property to be transferred to it pursuant to this Agreement), PMCo, and KDC (and hereafter "KDC" shall include any successor entity by merger or otherwise by operation of law), as applicable, shall execute the Grants of Easements, Declarations and Grants of Easements, and other documents identified in Exhibit "A" attached hereto, in the forms attached hereto as Exhibits A-l through A-17.
The Grants of Easements, Declarations and Grants of Easements, and other documents identified in Exhibits "A" and "A-l" through "A-17" (collectively the "Exhibit 'A' Documents") shall be deposited, immediately following execution, with Title Guaranty Escrow Services, Inc. (the "Escrow Company") pursuant to the Escrow Instructions (as provided for and defined in paragraph 13 below) and, in accordance with the Escrow Instructions, shall be recorded and shall be delivered upon the Closing (as defined and provided for in paragraph 13 below) of the transactions as provided in this Agreement.



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     2.    EASEMENTS AND OTHER INSTRUMENTS IN FAVOR OF OR FOR THE BENEFIT
OF THE MORTGAGED PROPERTY. Upon Court Approval, APIC, PMCo, KDC, and the ERS (or the ERS' Designee that shall acquire title to the affected portion of the property to be transferred to it pursuant to this Agreement), as applicable, shall execute, or obtain the execution of, the Grants of Easements, Declarations and Grants of Easements, and other documents identified in Exhibit "B" attached hereto, in the forms attached hereto as Exhibits B-l through B-18, which shall, as provided therein, declare and/or convey, consent to, and/or subordinate security interests to, certain easement and other rights in favor of or for the benefit of the Golf Courses, the Resort Maintenance Lot and/or the Luigi's Parcel, as covered by the Mortgage or otherwise agreed by the parties in connection with this Agreement. The Grants of Easements, Declarations and Grants of Easements, and other documents identified in Exhibits "B" and "B-l" through "B-18" (collectively the "Exhibit 'B' Documents") shall be deposited, immediately following execution, with the Escrow Company pursuant to the Escrow Instructions and, in accordance with the Escrow Instructions, shall be recorded and shall be delivered upon the Closing of the transactions as provided in this Agreement.

     3. CONVEYANCE OF MORTGAGED PROPERTY TO ERS' DESIGNEES. Upon Court Approval and entry of the State Court Final Judgment in the State Foreclosure Action as provided in paragraph 15 below, the State Court-appointed Commissioner shall assign, transfer, and convey to one or more entities designated by the ERS (collectively the "ERS' Designee"), all of APIC's (and PMCo' s, if any) right, title, and interest in and to all of the property and property rights described in the Mortgage, as amended, and the other Loan Documents (collectively the "Kaanapali Property"), by executing the Commissioner's Deeds, Commissioner's Bill of Sale, Commissioner's Assignment of Contract Rights, Permits and Licenses, and Commissioner's Assignments of Leases, identified in Exhibit "C," in the forms attached hereto as Exhibit "C-l" through "C-8" (collectively the "Exhibit 'C' Documents"). The Exhibit "C" Documents shall be deposited, immediately following execution, with the Escrow Company pursuant to the Escrow Instructions and, in accordance with the Escrow Instructions, shall be delivered and shall be recorded upon the Closing of the transactions as provided in this Agreement. All Exhibit "C" Documents shall be accompanied by all necessary consents and other documents necessary to vest title to the Kaanapali Property in the ERS' Designee as the grantee thereof, free of any lien, encumbrance, or exception other than those specifically identified and set forth in the Exhibit "C" Documents.

     4. GRANT DEEDS TO CONSOLIDATED LANDS. Upon Court Approval, APIC shall, in partial satisfaction of the APIC Guaranty (hereinafter defined), execute Grant Deeds (the "Grant Deeds"), in the forms attached hereto as Exhibit "D-l" and "D-2," which shall convey to the ERS' Designee all of APIC's right, title, and interest in and to Lot 10-D-l and the Resort Maintenance Lot, respectively (collectively the "Grant Deed Property"), including the portions of each such parcel not initially encumbered by the Mortgage or covered by the Loan Agreement. The Grant Deeds shall be deposited, immediately following execution, with the Escrow Company pursuant to the Escrow Instructions and, in accordance with the Escrow Instructions, shall be delivered and shall be recorded upon the Closing of the transactions as provided in this Agreement. The Grant Deeds shall be accompanied by all necessary consents, releases, and other documents necessary to vest title to the Grant Deed Property in the ERS' Designee as the grantee thereof.

     5.    LIMITATION RESPECTING AMFAC PARTIES' LIABILITIES.

           a. Notwithstanding the assignment and conveyance of the Kaanapali Property to the ERS' Designee, as provided in paragraph 3 above, or the conveyance of the Grant Deed Property to ERS' Designee, as provided in paragraph 4 above, and notwithstanding any other provision of this Agreement, no provision of this Agreement or any transaction provided for in this Agreement shall constitute or be deemed to constitute an assumption




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by the ERS or the ERS' Designee of any liability with respect to any assigned contract, any prior business or other operations (including, but not limited to, the ownership and operation of the Kaanapali Property and the Grant Deed Property) of the Amfac Parties (or any of them), KDC, Kaanapali Land, LLC, the State Court Receiver (including Receivership Kaanapali Golf Course, LLC), or any direct or indirect affiliate of any of them (singly and collectively the "Prior Parties"), or any other obligations of the Prior Parties (or any of them); provided, however, that the foregoing shall not be deemed or construed to alter or diminish the ERS' specific agreements respecting certain receivership matters (including the assumption, from and after the date of the Closing, of certain identified leases and contracts) as set forth in paragraph 12 below. Without limiting the generality of the foregoing, neither the ERS nor the ERS' Designee shall be responsible for, or be deemed to have assumed, any liability or obligations to any current or former employees or contractors (except to the extent specifically provided in paragraph 12 below) of the Prior Parties, or any other person or entity, whether for compensation, incentive payments, bonuses, retirement, annuities, severance payments, deferred compensation, profit sharing benefits, worker's compensation, any collective bargaining agreement or any obligations with respect to any collective bargaining agreement, or any obligations to any of the employees of the Prior Parties under the Employees' Retirement Income Security Act of 1974 as amended ("ERISA") or the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA"), or for any compensation, loss, damage, reimbursement, or other right or entitlement claimed by any person or entity. Neither the ERS, nor the ERS' Designee, shall have any responsibility whatsoever for the continuation of, or any liability under or connection with, any employee benefit plan or any employment contract, collective bargaining agreement, or severance arrangement to which any of the Prior Parties is a party, and neither the ERS nor the ERS' Designee shall be, or be deemed to be, the successor employer or successor entity to the Prior Parties, or any of them, with respect to any employee benefit plan, any collective bargaining agreement, any other plan, contract, or arrangement, or otherwise. No employee benefit plan adopted or maintained by the ERS or the ERS' Designee after the Closing of the transactions provided for in this Agreement is or shall be deemed to be a "successor plan," as that term is defined in ERISA, of any employee benefit plan of the Prior Parties, or any of them. Neither the ERS nor the ERS' Designee shall be obligated to assume or continue, or shall be deemed to have assumed or continued, any term or condition of employment currently or previously promised or maintained by the Prior Parties, or any of them, with regard to current, former, or retired employees or contractors, and the ERS and the ERS ' Designee shall not be responsible for any debt, payment, obligation, claim, liability, or agreement which relates to or arises from the Prior Parties' employment (or termination of employment) of, or contract (or termination of contract) with, any current, former, or retired employees, regardless of whether such employees accept employment offered by the ERS or the ERS' Designee. Unless otherwise specifically agreed by the ERS and the ERS' Designee, neither the ERS nor the ERS' Designee shall be obligated to assume, or shall be deemed to have assumed, any contractual obligation of the Prior Parties.

           b. Upon Court Approval, the Amfac Parties and KDC shall cause Kaanapali Land, LLC ("Kaanapali Land" or the "Funding Entity"), to execute an Indemnification Agreement (the "Indemnification Agreement"), in the form attached hereto as Exhibit "E". The Indemnification Agreement and the information contained therein shall be confidential and not disseminated to any third parties with the exception that (i) the Indemnification Agreement shall be filed under seal with the Bankruptcy Court or State Court (provided that each said Court may authorize disclosure if and to the extent necessary for the Court to approve this Agreement), and (ii) the Indemnification Agreement shall be filed under seal with any court of appropriate jurisdiction in any action to enforce the Indemnification Agreement (provided that the court may thereafter authorize disclosure as necessary in the enforcement action). The Indemnification Agreement shall be deposited, immediately following execution, with the Escrow Company pursuant to the Escrow Instructions and, in accordance with the Escrow Instructions, shall be delivered and shall be


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effective upon the Closing of the transactions as provided in this
Agreement.

           c. Upon Court Approval, Kaanapali Land shall execute that certain Release (the "COLA Indenture Release"), in the form attached as Exhibit "1" to Exhibit "E," and cause the COLA Indenture Release, fully executed and bearing the original signatures of Bank One Trust Company, N.A. (the "Indenture Trustee") and Kaanapali Land, to be deposited with the Escrow Company pursuant to the Escrow Instructions. In accordance with the Escrow Instructions, the COLA Indenture Release shall be delivered to the ERS at, and shall be effective upon, the Closing of the transactions as provided in this Agreement.

           d. Upon or prior to Court Approval, APIC shall execute and obtain the execution by International Longshore & Warehouse Union 142 (the "Union") of that certain Mutual Release Agreement (the "Union Release") in the form attached as Exhibit "2" to Exhibit "E." Upon Court Approval, the Union Release shall be deposited with the Escrow Company pursuant to the Escrow Instructions and, in accordance with the Escrow Instructions, a duplicate original of the Union Release shall be delivered to the ERS upon the Closing of the transactions as provided in this Agreement. As soon as practical and with reasonable promptness following the Closing, APIC shall make settlement payments to the "Union Employees" (as defined in the Union Release) in settlement of all claims of the Union Employees as provided in the Union Release (either in the form of monetary payments and/or elected pension plan benefits) and, in connection therewith, the Amfac Parties shall obtain duplicate signed Releases (in the form and content of Exhibit "1" to the Union Release) from each Union Employee who elects to receive pension plan benefits in settlement of claims as set forth in the Union Release (including Exhibit "1" thereto), and shall use reasonable efforts to obtain such duplicate signed Releases from each other Union Employee. Following the distribution to Union Employees, the Amfac Parties shall deliver a duplicate original of each said signed Release (or, if a duplicate original is not available, a photocopy of the signed original) to the ERS. If the Amfac Parties are unable to obtain a signed Release from any Union Employee, with respect to whom the Amfac Parties are required to use "reasonable efforts" as aforesaid, but decide to make distribution to that Union Employee in satisfaction of his claims notwithstanding the absence of a signed Release, the Amfac Parties shall deliver to the ERS a photocopy of the face and reverse side of the negotiated distribution check(s) evidencing the payment(s).

     6. GOLF COURSE IMPROVEMENTS. Upon Court Approval, APIC and the ERS (or the ERS' Designee that shall acquire title to the affected portion of the property to be transferred to it pursuant to this Agreement) shall execute an agreement (the "Golf Course Improvements Agreement"), in the form attached hereto as Exhibit "F," relating to a reconfiguration of the 9th Hole (adjacent to the Kualapa Loop Extension Area) of the South Course of the Royal Kaanapali Golf Courses, such reconfiguration being related to, and required in connection with, the construction of roadway and related improvements for the Kualapa Loop Extension Area as provided in the Access Roads Agreement (hereinafter defined). The Golf Course Improvements Agreement shall be deposited, immediately following execution, with the Escrow Company pursuant to the Escrow Instructions and, in accordance with the Escrow Instructions, shall be delivered upon the Closing of the transactions as provided in this Agreement. The "Construction Escrow Deposit" (as defined in the Golf Course Improvements Agreement) shall be deposited with the Escrow Company following Court Approval of this Agreement, but prior to the hearing on the motion requesting that the State Court enter the "Order Confirming Sale" (as hereinafter defined), and, upon the closing of the transactions as provided in this Agreement, the Construction Escrow Deposit shall be held and disbursed by the Escrow Company in accordance with the Golf Course Improvements Agreement and the escrow instructions attached thereto.






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     7.    ACCESS ROADS AGREEMENT. Upon Court Approval, APIC, PMCo, KDC,
and the ERS (or the ERS' Designee(s) that shall acquire title to the affected portion of the property to be transferred to it pursuant to this Agreement) shall execute an agreement (the "Access Roads Agreement"), in the form attached hereto as Exhibit "G", which shall recite the parties' agreements relating to, inter alia, (i) the consolidations, re-subdivisions, and conveyances relating to the "Access Roadway Area" and the "Remnant Parcels," as provided in the Memorandum Agreement, (ii) the reconfiguration of portions of the Cane Haul Road for access between Kualapa Place and the property commonly referred to as "Parcel 22/23" (the "Parcel 22/23 Access Road"), (iii) the construction of roadway and utility improvements within the Kualapa Loop Extension Area and the Parcel 22/23 Access Road, (iv) the consolidation of various properties, including certain lands encumbered by the Mortgage, and resubdivision thereof to create separate parcels of land comprising the Kualapa Loop Extension Area and the Parcel 22/23 Access Road, (v) the conveyances of the Kualapa Loop Extension Area and the Parcel 22/23 Access Road to Kaanapali Golf Estates Community Association, and (vi) the conveyance, to the ERS' Designee, of such portion of the Cane Haul Road that is to be abandoned or unused as the result of such reconfiguration of the Cane Haul Road. The Access Roads Agreement shall be deposited, immediately following execution, with the Escrow Company pursuant to the Escrow Instructions and, in accordance with the Escrow Instructions, shall be delivered and shall be recorded upon the Closing of the transactions as provided in this Agreement.

     8. PAYMENT TO THE ERS. Upon Court Approval of this Agreement, the Funding Entity shall immediately deposit with the Escrow Company the sum of $250,000, which funds shall be paid to the ERS, on behalf of APIC, in partial satisfaction of the APIC Guaranty (hereinafter defined), upon the Closing of the transactions as provided in this Agreement in accordance with the Escrow Instructions.

     9. PAYMENT OF EXPENSES. In addition to the sum provided in paragraph 8 above, the Funding Entity shall, upon Court Approval of this Agreement, deposit with the Escrow Company sufficient funds to pay the Amfac Parties' notary fee, all of the recording fees, and one-half of the conveyance fees or taxes required to carry out the various transfers and conveyances as provided in this Agreement. The ERS shall deposit with the Escrow Company sufficient funds to pay the ERS' notary fees and one-half of the conveyance fees or taxes required to carry out the various transfers and conveyances as provided in this Agreement. The ERS shall also be responsible for all costs, expenses and undertakings relating to any policy or policies of title insurance, including any update(s) to any existing policy or policies of title insurance, and any endorsements or extended coverage(s) relating thereto, and all costs and charges in connection with any survey (s) requested by the ERS, the ERS' Designee, or the title company, in connection with the transactions as provided in this Agreement.

     10. APIC GUARANTY. Immediately upon execution of this Agreement by all parties hereto, APIC shall execute and deliver to the ERS, and the ERS shall accept, APIC's guarantee of all principal due and owing under the Loan Agreement, in the form attached hereto as Exhibit "H" (the "APIC Guaranty"). The APIC Guaranty shall expire and terminate, and shall be deemed released by the ERS, upon the Closing. The APIC Guaranty shall not entitle the ERS or any other party, including APIC, to assert, or cause to be asserted, any claim (under a theory of fraudulent conveyance or otherwise) against any former assets of APIC that may have been transferred by APIC prior to the execution of this Agreement.

     11. DISMISSAL OF COUNTERCLAIM. In connection with Court Approval of this Agreement, the Amfac Parties, in partial satisfaction of the APIC Guaranty, and the ERS shall execute and file a Stipulation for Dismissal with Prejudice of Counterclaim (the "Counterclaim Dismissal Stipulation"), in the form attached hereto as Exhibit "I" and the Amfac Parties shall obtain the entry of the Order and Judgment Dismissing with Prejudice the Counterclaim of the Amfac Parties (the "Counterclaim Dismissal Order"), in the form attached hereto as Exhibit "J." (If this Agreement shall become null and void as provided in paragraph 15 of this Agreement, or if the Closing does not occur as provided in paragraph 13 within sixty (60) days after this Agreement has become effective as provided in paragraph 16 (provided that the failure of the Closing to occur shall not be due to the action or inaction of any of the Amfac Parties or any of the ERS Released Parties (hereinafter defined)), then, in either such event, the Counterclaim Dismissal Stipulation shall be withdrawn and cancelled, the Counterclaim Dismissal Order shall be automatically set aside, the counterclaim and all of the ERS' defenses, setoffs, and rights of recoupment related thereto shall be automatically reinstated, and the releases set forth in paragraph 14 shall be deemed set aside and of no further effect.) The Counterclaim Dismissal Order shall be a condition precedent to the recordation and delivery of the Exhibit "A" Documents, Exhibit "B" Documents, the Exhibit "C" Documents, and the Grant Deeds and to the Closing.

     12.   RECEIVERSHIP MATTERS.

           a. Prior to the Closing, the Funding Entity shall deposit with the Escrow Company the sum of $446,710.67 and the Receiver shall deposit with the Escrow Company the sum of $37,148.36 (collectively the "Creditor Fund") to pay in full the pre-Receivership creditor claims (which total $483,859.03) as listed on Exhibit "K" attached hereto and incorporated by reference. The approval of this Agreement by the State Court shall constitute the State Court's authorization and instructions to the Receiver to make the foregoing deposit. In addition, the Funding Entity shall deposit with the Escrow Company sufficient funds to pay the lease termination fees (in the approximate amount of $69,000.00) owed by APIC to equipment lessors on account of APIC's prior termination of equipment leases (the "Terminated Leases") (or shall deliver proof that such payments have been made). Upon the Closing, and in accordance with the Escrow Instructions, the Escrow Company shall (i) deliver a payment check from the Creditor Fund to each creditor listed on Exhibit "K," and (ii) deliver a payment check to each such equipment lessor under the Terminated Leases entitled to a lease termination fee (as identified in the Escrow Instructions or a separate writing delivered to the Escrow Company) or deliver the evidence of the prior payment of said termination fees to the ERS or the ERS' Designee. The payment checks (i) shall be in the amount listed on Exhibit "K" (and, as appropriate, the amount owed to the respective equipment lessors for termination fees), (ii) shall be accompanied by a letter from APIC (substantially in the form of Exhibit "K-l") to each such creditor applying the payment to the outstanding debt owed, and (iii) shall contain a legend (substantially in the form of Exhibit "K-2") providing that endorsement or negotiation of the check constitutes acceptance as payment in full of all pre-receivership amounts owed by APIC and a release of any and all claims for such amounts against APIC, the Receiver, and the ERS (including any of its subsidiaries), or any of them.

           b. Upon the Closing: (i) all funds ("NURC Funds") held in First Hawaiian Bank account no. 07-064802, in the approximate amount of $25,798, shall be released and distributed by the Receiver to Kaanapali Operations Association, Inc.; and (ii) ninety percent (90%) of all rental and other payments made by Railroads of Hawaii, Inc. (the "ROH Funds"), for the period from and including April 2002 until closing (currently in the approximate amount of $110,000, representing rent paid by Railroads of Hawaii, Inc. for the period April 2002 through February 2003), which are now deposited in the clients' trust account of Paul Johnson Park & Niles but which are to be transferred to the clients' trust account of Gelber, Gelber, Ingersoll & Klevansky, shall be released to Kaanapali Land, and the balance of the ROH Funds shall be paid to the Receiver. The Receiver shall be entitled to use the balance of the ROH Funds and all other funds remitted and turned over to the Receiver, as well as all funds otherwise coming into his hands as Receiver (collectively "Receivership Funds"), for the operation, maintenance, and improvement of the Golf Courses; provided, however, that the Receiver's expenditure of funds shall in no way include or lessen the undertakings of the Amfac Parties or the Funding Entity to furnish funds and carry out the improvements provided for in paragraph 7, to make the payment required in paragraph 9, or to make the payments provided for in this paragraph 12. The Receivership Funds shall constitute property and proceeds of property subject to the ERS' security interest.

           c. Effective upon the Closing, all of the rights and interests of APIC and the Receiver under the leases and contracts listed in Exhibit "K-3," attached hereto and incorporated by reference, shall be assigned and conveyed to the ERS' Designee pursuant to the Commissioner's Assignment of Contract Rights, Permits, and Licenses and the Commissioner's Assignment of Leases, as applicable, and, upon such assignments and conveyances the ERS' Designee shall assume and pay all of the rents, charges, and other liabilities accruing thereafter in respect of said assigned rights and interests and the ERS' Designee shall be entitled to the rents and other income, if any, accruing thereafter in respect of said assigned rights and interests.

     13. APPOINTMENT OF ESCROW COMPANY. The Amfac Parties and the ERS agree that the Escrow Company shall be appointed as the escrow agent and that, upon Court Approval, the Amfac Parties and the ERS shall give the Escrow Company joint instructions (the "Escrow Instructions") in the form, or substantially in the form, attached hereto as Exhibit "L." Among other things, the Escrow Instructions shall provide that the recordation (in the sequence therein provided), delivery, and distribution of the documents and funds deposited with the Escrow Company, and required to be recorded, delivered, and distributed to complete the transactions provided for in this Agreement (the "Closing"), shall take place when, and only when, all of the following shall have occurred:

           a. The Bankruptcy Court and the State Court have approved this Agreement, the State Court Final Judgment (as hereinafter defined) has been entered, and this Agreement has become effective on the Effective Date (as hereinafter defined);

           b. All of the documents and funds required to be deposited with the Escrow Company by the respective parties have been so deposited, including, but not limited to, the Counterclaim Dismissal Order; and

           c. Title Guaranty of Hawaii, Incorporated ("Title Guaranty"), is in a position to and is prepared to issue to the ERS' Designee one or more ALTA Owner's Policies of Title Insurance, together with endorsements and binders, in accordance with the Title Commitment (as defined in the Escrow Instructions), as the Title Commitment shall be modified, as appropriate, to reflect any successor entity, by merger or otherwise by operation of law, of and in place of either or both of Amfac Hawaii, LLC, and Pioneer Mill Company, Limited. In this regard:

                 (i)  The ERS agrees that the ERS and the ERS'
           Designee(s) shall act with diligence and in good faith and shall take all actions, if any, required or contemplated by the Title Commitment to be taken by the ERS or the ERS' Designee(s) or otherwise reasonably necessary and appropriate (and shall request that the Receiver and any appointed Commissioner in the State Foreclosure Action also take all actions, if any, required or contemplated by the Title Commitment to be taken by the Receiver or Commissioner or otherwise reasonably necessary and appropriate) to facilitate and cause the timely issuance of the title policies, endorsements, and binders in accordance with the Title Commitment (provided, however, that, except as required or contemplated by the Title Commitment or in this Agreement, neither the ERS nor the ERS' Designee(s) shall be required to release any material right, incur any material obligation, or make any payment (other than the agreed upon insurance policy premium(s) and other charges, if any, for the endorsements and/or binders), to facilitate the issuance of said title policies, endorsements, or binders), and neither the ERS nor the ERS' Designee(s) shall take (or permit any controlled person or entity to take) any actions to deter Title Guaranty from timely issuing the title policies, endorsements, and binders in accordance with the Title Commitment.

                 (ii) The Amfac Parties agree that they (and each of them) shall take such actions, if any, expressly required in the Title Commitment to be taken by the Amfac Parties (or any of them) to facilitate and cause the timely issuance of the title policies, endorsements, and binders in accordance with the Title Commitment (provided, however, that, except as required or contemplated in this Agreement, the Amfac Parties shall not be required to release any material right, incur any material obligation, or make any payment, to facilitate the issuance of said title policies, endorsements, or binders), and the Amfac Parties shall not take (or permit any controlled person or entity to take) any actions to deter Title Guaranty from timely issuing the title policies, endorsements, and binders in accordance with the Title Commitment.

14.  RELEASE OF CLAIMS.

     a.    Release by the Amfac Parties.

                 (i) Upon this Agreement becoming effective on the Effective Date (as hereinafter defined), and subject to the occurrence of the Closing as provided in paragraph 13 hereof, the Amfac Parties, and each of them, for themselves and on behalf of their respective officers, directors, employees, affiliates, subsidiaries, attorneys, agents, advisors, consultants, representatives, trustees (if any), and estates, shall and do hereby, completely and forever release and discharge the ERS Released Parties (as hereinafter defined) from any and all claims, demands, debts, actions, causes of action, damages, fines, charges, losses, liabilities, judgments, awards, costs, and expenses (including, without limitation, attorneys' fees), of any kind or nature whatsoever, whether asserted or unassorted and whether known or unknown (collectively "claims"), that the Amfac Parties, or any of them, heretofore had, now have, or may hereafter have against said ERS Released Parties, or any of them, arising out of any act, omission, event, or circumstance occurring or existing prior to the date and time of this Agreement, including, without limitation, the following: (A) any and all claims in any way related to the Loan, the Loan Agreement, or the Loan Documents, (B) any and all claims in any way related to breach of contract, breach of fiduciary or other duty, or any negligent or wrongful conduct in connection with the Loan, the

           Loan Agreement, or the Loan Documents, (C) any other dealings, transactions, relationships, or activities between, among, or in any way involving the Amfac Parties, or any of them, on the one hand, and the ERS, on the other hand, and (D) any claims or causes of action asserted, or which could have been asserted, by the Amfac Parties, or any of them, in the State Foreclosure Action and the Counterclaim therein by the Amfac Parties (collectively, the "Amfac Parties' Released Claims"); provided, however, that this release shall not apply to, or be deemed or construed to apply to, and Amfac Parties' Released Claims shall not include, any claim by the Amfac Parties to enforce any or all of their respective rights under this Agreement or under any document executed in connection with this Agreement. For purposes of this Agreement, the term "ERS Released Parties" shall mean and include (A) the ERS and the ERS' Designee(s), and their respective successors and assigns, (B) the officers, trustees, administrators, employees, affiliates of every known nature, subsidiaries, attorneys, agents, advisors, consultants, and representatives of the ERS and/or the ERS' Designee(s), and their respective successors and assigns, and (C) the respective officers, trustees, administrators, employees, agents, advisors, consultants, and representatives of any of the persons and entities described in clause (B) immediately preceding and their respective successors and assigns.

                  (ii) The Amfac Parties represent and warrant to the ERS that (A) they are the owners and holders of all of the Amfac Parties' Released Claims, (B) said Amfac Parties' Released Claims have not been heretofore assigned, transferred, or pledged to any person or entity, and (C) the Amfac Parties shall release all of the Amfac Parties' Released Claims as herein provided.

                  (iii) The Amfac Parties hereby expressly agree to assume the risk of all unknown, unsuspected, and unanticipated claims, as well as all known, suspected, and anticipated claims, relating in any way to the Amfac Parties' Released Claims. The Amfac Parties understand and acknowledge that, if an Amfac Party shall suffer any additional damages or losses in the future relating in any way to the Amfac Parties' Released Claims, such Amfac Party cannot make any claim against the ERS Released Parties. Each Amfac Party also expressly understands and acknowledges that such Amfac Party is releasing unknown claims that may be in existence and which, if known, might materially affect such Amfac Party's decision to execute this Agreement, regardless of whether the lack of knowledge is the result of ignorance, oversight, error, negligence, or any other cause. This Agreement is expressly conditioned on all of the Amfac Parties' Released Claims being released. The Amfac Parties specifically agree that this Agreement shall be a complete bar to all of the Amfac Parties' Released Claims against the ERS Released Parties which were or could have been alleged, and that no payment or consideration, other than as described herein, has been provided or will be made.

           b.    Release by the ERS.

                 (i) Upon this Agreement becoming effective on the Effective Date (as hereinafter defined), and subject to the occurrence of the Closing as provided in paragraph 13 hereof, the ERS, for itself and on behalf of the ERS' Designee(s), and the ERS' and the ERS' Designee(s)' respective officers, trustees, administrators, employees, affiliates, subsidiaries, attorneys, agents, advisors, consultants, and representatives, shall and does hereby completely and forever release and discharge the Amfac Released Parties (as hereinafter defined) from any and all claims, demands, debts, actions, causes of action, damages, fines, charges, losses, liabilities, judgments, awards, costs, and expenses (including, without limitation, attorneys' fees), of any kind or nature whatsoever, whether asserted or unassorted and whether known or unknown (collectively "claims"), that the ERS or the ERS' Designee(s), their respective successors and assigns, heretofore had, now has, or may hereafter have against said Amfac Released Parties, or any of them, arising out of any act, omission, event, or circumstance occurring or existing prior to the date and time of this Agreement, including any and all dealings and transactions between the Amfac Parties, or any of them, and the ERS (collectively the "ERS' Released Claims"); provided, however, that this release shall not apply to, or be deemed or construed to apply to, and the ERS' Released Claims shall not include:

                      (A) any or all claims of indebtedness in any way related to the Loan, the Loan Agreement, the Loan Documents, or the indebtedness evidenced and secured by the Loan Documents (provided, however, that, from and after the Closing, the ERS shall collect such claims of indebtedness only by enforcement of the Loan Documents against the Kaanapali Property and the ERS shall not have recourse for the collection of such indebtedness against other assets of the Amfac Released Parties);

                      (B) claims, if any, against any of the Amfac Released Parties, as the owner of real property ("Other Property") other than the Kaanapali Property or the Grant Deed Property, related to the use of the Kaanapali Property and/or the Grant Deed Property, for roadway, access, utility, or drainage purposes, by any of the Amfac Released Parties (as the owner of Other Property) for the benefit of Other Property; provided, however, that the ERS and the ERS' Designee(s) shall have no claims against, and the ERS' Released Claims shall include claims against, APIC, AHI, PMCo, KDC, or Kaanapali Land (or any successor entity of APIC, AHI, PMCo, KDC, or Kaanapali Land by merger or otherwise by operation of law) for (i) damage to, or the repair or replacement of, that certain underground drainage pipe located within Lot 10-B-1 of the Kaanapali Property, between Lot 10-B-3 and Lot 10-L, relating to any use thereof for drainage purposes prior to the Effective Date, and (ii) any damage to the Kaanapali Property and/or the Grant Deed Property, or the repair or replacement of any improvements or facilities thereon, relating to the use of the visible surface area of, or visible above-ground improvements and facilities on, the Kaanapali Property and/or the Grant Deed Property for roadway access, utility, or drainage purposes prior to the Effective Date; and

                      (C) any claim by the ERS to enforce any or all of the ERS' rights under this Agreement or under any document executed in connection with this Agreement.

(Nothing contained in the foregoing provision shall be deemed to alter the expiration, termination, and release of the APIC Guaranty as provided in paragraph 10.) For purposes of this Agreement, the term "Amfac Released Parties" shall mean and include (A) the Amfac Parties and their respective successors and assigns, (B) the respective officers, directors, members, shareholders, trustees, administrators, employees, affiliates of every known nature, subsidiaries, attorneys, agents, advisors, consultants, representatives of the Amfac Parties and their respective successors and assigns, and (C) the respective officers, trustees, administrators, employees, agents, advisors, consultants, and representatives of any of the persons and entities described in clause (B) immediately preceding and their respective successors and assigns.

                 (ii) The ERS represents and warrants to the Amfac
           Parties that (A) the ERS is the owner and holder of all of the ERS' Released Claims, (B) said ERS' Released Claims have not been heretofore assigned, transferred, or pledged to any person or entity, and (C) the ERS is releasing all of the ERS' Released Claims as herein provided.

                 (iii) The ERS hereby expressly agrees to assume the risk of all unknown, unsuspected, and unanticipated claims, as well as all known, suspected, and anticipated claims relating in any way to the ERS' Released Claims. The ERS understands and acknowledges that, if the ERS shall suffer any additional damages or losses in the future relating in any way to the ERS' Released Claims, the ERS cannot make any claims against the Amfac Released Parties. The ERS also expressly understands and acknowledges that the ERS is releasing unknown claims that may be in existence and which, if known, might materially affect the ERS' decision to execute this Agreement, regardless of whether the lack of knowledge is the result of ignorance, oversight, error, negligence, or any other cause. This Agreement is expressly conditioned on all of the ERS' Released Claims being released. The ERS specifically agrees that this Agreement shall be a complete bar to all of the ERS' Released Claims against the Amfac Released Parties which were or could have been alleged, and that no payment or consideration, other than as described herein, has been provided or will be made. The ERS shall withdraw with prejudice its proof of claim, if any, filed in the bankruptcy proceedings of AHI, PMCo, or KDC and shall have no claim against the bankruptcy estates of AHI, PMCo, or KDC.

     15.   COURT APPROVAL.

           a. This Agreement and the execution and consummation of this Agreement by the Amfac Parties shall be subject to approval and confirmation by the Bankruptcy Court and the State Court.

           b. Within five (5) business days following the date this Agreement has been executed by all of the parties hereto, AHI, PMCo, and KDC shall file a joint motion and supporting documents with the Bankruptcy Court seeking approval of this Agreement and approval and confirmation of their prior execution of this Agreement. AHI, PMCo, and KDC shall serve the motion and appropriate notice of the hearing on the Office of the United States Trustee, all of the debtors in the jointly administered Bankruptcy Proceedings, and all creditors and parties in interest as ordered by the Bankruptcy Court and shall, inter alia, seek a finding from the Bankruptcy Court, in the Bankruptcy Approval Order (as hereinafter defined), that the motion was served upon and notice was duly given to said Office, debtors, and creditors, that said notice was in compliance with the applicable Federal Rules of Bankruptcy Procedure. At the same time as AHI, PMCo, and KDC file the joint motion and supporting papers with the Bankruptcy Court seeking Bankruptcy Court approval of this Agreement, AHI, PMCo, and KDC shall move the Bankruptcy Court to modify the automatic stay imposed by
Section 362 of the Bankruptcy Code to permit the Amfac Parties and the ERS to file (and shall seek a determination that the injunctive provisions of any confirmed plan of reorganization in the Bankruptcy Proceedings do not preclude the filing of) a joint motion and supporting papers in the State Court requesting approval of this Agreement by the State Court, the State Court's consideration of the joint motion for approval of this Agreement, and the State Court's further proceedings as contemplated by this Agreement. AHI and PMCo shall seek to obtain entry of the aforesaid Bankruptcy Court order within ten (10) days of the filing the motion therefor.

           c. Within two (2) business days following receipt of the Bankruptcy Court's order modifying the automatic stay and determining that the injunctive provisions of any confirmed plan of reorganization in the Bankruptcy Proceedings do not preclude the State Court from considering approval of this Agreement, as provided above, the Amfac Parties and the ERS shall file a joint motion with the State Court seeking approval of this Agreement.

           d. The consummation of the transactions provided for in this Agreement is expressly subject to and conditioned upon the entry, after proper notice and hearing by the Bankruptcy Court, of a final order (the "Bankruptcy Approval Order"), substantially in the form and of the content of Exhibit "M" attached hereto and incorporated herein by reference, approving this Agreement and approving AHI's and PMCo's execution and performance of this Agreement, including, without limitation, AHI's and PMCo's full and complete release and discharge of the ERS Released Parties from the Amfac Parties' Released Claims as provided in paragraph 14 hereof, and approving KDC's execution of, joinder in, and performance of this Agreement, as herein provided. If the Amfac Parties are unable to obtain the Bankruptcy Approval Order within forty (40) days following the filing of the motion, as provided in subparagraph b. above, seeking Bankruptcy Court approval of this Agreement, then this Agreement shall become null and void with no further obligations by either the ERS or the Amfac Parties; provided, however, that (i) if the Bankruptcy Approval Order cannot be obtained within said forty (40) days due to the Bankruptcy Court's inability to schedule a hearing or render a decision through no fault of the Amfac Parties, the time period shall automatically be extended to permit the Bankruptcy Court to hear the motion and render a decision, and
(ii) the time period may be extended for one or more additional periods of time by mutual agreement of the parties.

           e. The consummation of the transactions provided for in this Agreement is expressly subject to and conditioned upon the entry, after proper notice and hearing by the State Court, of the following final orders and judgments, in the form and of the content (unless otherwise approved by the parties hereto) of the respective exhibits set forth below and incorporated herein by this reference:

                 (i) A final order approving this Agreement (the "State Court Approval Order") as set forth in the "Order Approving Settlement Agreement" attached hereto as Exhibit "N," and a final judgment approving this Agreement (the "State Court Approval Judgment") as set forth in the "Final Judgment Approving Settlement Agreement" attached hereto as Exhibit "N-l."

                 (ii) The Counterclaim Dismissal Order as set forth in Exhibit "J" attached hereto.

                 (iii) A decree of foreclosure (the "Decree of Foreclosure") as set forth in the "Findings of Fact, Conclusions of Law, and Interlocutory Decree of Foreclosure and Order Appointing Commissioner" attached hereto as Exhibit "O."

                 (iv) A final judgment respecting the Decree of Foreclosure (the "Foreclosure Judgment") as set forth in the "Final Judgment Respecting Interlocutory Decree of Foreclosure" attached hereto as Exhibit "P."

                 (v) An final order confirming the sale (pursuant to the Decree of Foreclosure) as set forth in the "Order Confirming Sale" attached hereto as Exhibit "Q."

                 (vi) A final judgment confirming said sale (the "State Court Final Judgment") as set forth in the "Final Judgment Confirming Sale" attached hereto as Exhibit "R."

If the Amfac Parties and the ERS are unable to obtain the State Court Approval Order, the State Court Approval Judgment, the Counterclaim Dismissal Order, the Decree of Foreclosure, and the Foreclosure Judgment within forty (40) days following the filing of the joint motion seeking State Court Approval of this Agreement, or to obtain the Order Confirming Sale and the State Court Final Judgment within ninety (90) days of the filing of the joint motion seeking State Court Approval of this Agreement, then this Agreement shall become null and void with no further obligations by either the ERS or the Amfac Parties, all funds and documents previously deposited with the Escrow Company shall be returned to the party making the deposit, and all parties shall be restored to their respective positions prior to the execution of this Agreement; provided, however, that (i) if any of said decrees, orders, or judgments cannot be obtained within said designated periods due to the State Court's inability to schedule a hearing or render a decision through no fault of the ERS or the Amfac Parties, the time period shall automatically be extended to permit the State Court to hear the motion and render a decision, and (ii) the time period may be extended for one or more additional periods of time by mutual agreement of the parties.

           f. In connection with the foreclosure sale to be held pursuant to the Decree of Foreclosure and the Foreclosure Judgment, the ERS agrees that, in order to acquire the Kaanapali Property and to facilitate the closing of this Agreement and the various transactions provided for or contemplated herein, the ERS will (pursuant to the State Court's permitted credit bid and offset procedures as set forth in the Decree of Foreclosure and Foreclosure Judgment) credit bid at least $60,000,000.00 of its secured first mortgage debt (as determined by the State Court). In addition, the ERS agrees that, in order to acquire said property and facilitate said closing, the ERS will, in the event of any additional bids or overbids in connection with said foreclosure sale, credit bid (pursuant to the State Court's permitted credit bid and offset procedures) up to (but shall not be obligated to bid more than) the full amount of its first mortgage debt (as determined by the State Court).

     16.   EFFECTIVE DATE.

           a. This Agreement shall become effective and binding on the earliest date (the "Effective Date") that each and all of the following events shall have occurred:

                 (i) The Bankruptcy Court shall have entered the Bankruptcy Approval Order as provided in paragraph 15.

                 (ii) The time to appeal from or to seek reargument or rehearing of the Bankruptcy Approval Order has expired and no such appeal or request for reargument or rehearing is pending, or any right to appeal or to seek reargument or rehearing has been waived in writing in a manner reasonably satisfactory to the ERS and the Amfac Parties (or, if any appeal has been taken, or any reargument or rehearing has been sought, the Bankruptcy Approval Order has been affirmed by the highest court to which the Bankruptcy Approval Order was appealed or from which the reargument or rehearing was sought, and the time to take a further appeal or to seek further reargument or rehearing has expired or has been waived).

                 (iii) The State Court shall have entered the State Court Approval Order, the State Court Approval Judgment, the
           Counterclaim Dismissal Order, the Decree of Foreclosure, the Foreclosure Judgment, the Order Confirming Sale, and the State Court Final Judgment.

                 (iv) The time to appeal from or to seek reargument or rehearing of the State Court Approval Order, the State Court Approval Judgment, the Counterclaim Dismissal Order, the Decree of Foreclosure, the Foreclosure Judgment, the Order Confirming Sale, and the State Court Final Judgment has expired and no such appeal or request for reargument or rehearing is pending, or any right to appeal or to seek reargument or rehearing has been waived in writing in a manner reasonably satisfactory to the ERS and the Amfac Parties (or, if any appeal has been taken, or any reargument or rehearing has been sought, such of the State Court Approval Order, the State Court Approval Judgment, the Counterclaim Dismissal Order, the Decree of Foreclosure, the Foreclosure Judgment, the Order Confirming Sale, and the State Court Final Judgment from which an appeal has been taken, or with respect to which reargument or rehearing has been sought, has been affirmed by the highest court to which such Order or Judgment was appealed or from which the reargument or rehearing was sought, and the time to take a further appeal or to seek further reargument or rehearing has expired or has been waived).

           b. Notwithstanding anything in subparagraph a. above, if the Bankruptcy Court has entered the Bankruptcy Approval Order and the State Court has entered the State Court Approval Order, the State Court Approval Judgment, the Counterclaim Dismissal Order, the Decree of Foreclosure, the Foreclosure Judgment, the Order Confirming Sale, and the State Court Final Judgment, and the Effective Date has not yet occurred, the ERS and the Amfac Parties may, by mutual agreement in writing, waive the condition that this Agreement shall become effective upon the Effective Date, in which event this Agreement (including the releases herein contained) shall become effective and binding on such date, prior to the Effective Date, as the Amfac Parties and the ERS shall determine by agreement in writing.

     17. ENCROACHMENTS AGREEMENT. APIC, PMCo, and the ERS acknowledge that, in connection with (and upon Court Approval of) this Agreement, APIC, PMCo, and the ERS shall execute and deliver an Agreement Respecting Various Encroachments, in the form attached hereto as Exhibit "S" (the "Encroachments Agreement"). In the event this Agreement shall become null and void as provided herein, or if the Closing shall not occur in accordance with this Agreement, then the Encroachments Agreement shall become null and void and the parties thereto shall have no obligations thereunder.

     18.   MISCELLANEOUS PROVISIONS.

           a. INCORPORATION OF RECITALS. The recitals contained in the preamble to this Agreement are hereby made a part of the terms and provisions of this Agreement.

           b. HEADINGS. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

           c. INCORPORATION OF EXHIBITS. The Exhibits attached hereto shall be construed with, and shall constitute integral parts of, this Agreement to the same extent as if they had been set forth herein verbatim.

           d. ASSIGNMENT. No assignment of this Agreement or of any of the rights hereunder, and no delegation of any of the duties or obligations hereunder, shall be valid without the specific written consent of all parties hereto. Notwithstanding the foregoing, the Amfac Parties, or any of them, may, in connection with and as a consequence of the AHI and PMCo proceedings in the Bankruptcy Court, merge or consolidate with other entities prior to closing and, in such event, the surviving entity of such merger shall automatically succeed to all of the rights, duties, interests, and obligations of the applicable merged or consolidated Amfac Party under this Agreement. The parties agree that any and all documents to be delivered pursuant to this Agreement shall be reformed to reflect the proper parties to such documents as a result of any such merger or consolidation.

           e. ENTIRE AGREEMENT. This Agreement and the documents executed in connection herewith supersede all previous discussions and negotiations between or among the parties with respect to the subject matter hereof, and constitute the entire agreement between and among the parties as to the subject matter hereof. Each of the parties acknowledges that no other party, nor any agent or attorney of any other party, has made any promise, representation, or warranty whatsoever, express or implied, not contained herein, concerning the subject matter hereof, to induce the party to execute this Agreement, and each party acknowledges that it has not executed this Agreement in reliance upon any such promise, representation, or warranty not herein contained.

           f. INDEPENDENT ADVICE, VOLUNTARY AGREEMENT. All of the parties hereto acknowledge and agree that they have been represented by independent counsel of their own choice throughout all negotiations which preceded the execution of this Agreement, and that they have executed this Agreement with the consent and upon the advice of said independent counsel. Each party represents that it or the person signing as its corporate officer or other representative has read this Agreement carefully, and knows the contents of this Agreement, and that such party enters into this Agreement freely and without coercion.

           g. AMENDMENTS. This Agreement may be amended only by an instrument in writing signed by all parties hereto (and, if said amendment is prior to the Effective Date, approved by the Bankruptcy Court and State Court). The amendment shall be effective as of the date stipulated therein.

           h. BINDING EFFECT. This Agreement shall be valid and legally binding upon, and is for the benefit of, the parties hereto and their respective successors, transferees, permitted assigns, heirs, estates, and personal representatives.

           i. AUTHORITY. Each corporation or partnership which is a party represents and warrants to the other parties that such party is duly organized, validly existing, and in good standing in its state or territory of incorporation (or formation) and, subject to Bankruptcy Court and State Court approval, as applicable, that it has the requisite power and authority to enter into this Agreement and perform its obligations hereunder. Subject to Bankruptcy Court approval and State Court approval, as applicable, any person executing this Agreement as an officer, director, or representative of any entity represents and warrants to each of the parties that he or she has been duly authorized to execute this Agreement on behalf of such entity and that his or her signature is sufficient to bind, and does bind, the entity hereto.

           j. ATTORNEYS' FEES. Each party shall bear all of its respective costs, expenses, and attorneys' fees incurred in connection with the negotiation, documentation, and approval of this Agreement and shall not have any right to seek reimbursement for any such costs, expenses, or attorneys' fees from any other party. In the event that any party brings a suit to enforce or interpret any provision of this Agreement or is required to defend any action or proceeding brought by another party hereto, the defense to which is based upon any provision of this Agreement, the non-prevailing party agrees to pay the prevailing party the court costs and attorneys' fees actually and reasonably incurred by the prevailing party.

           k. CONSTRUCTION. All personal pronouns used in this Agreement, whether used in the masculine, feminine, or neuter gender, shall include all other genders; and the singular shall include the plural, and vice versa. The use herein of the word "including," when following any general statement, term, or matter, shall not be construed to limit such statement, term, or matter to specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as "without limitation," or "but not limited to," or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term, or matter.

           l. INTERPRETATION. This Agreement was jointly prepared by all of the parties hereto. Even if it should be determined that it was prepared, in whole or in part, by any one party or said party's attorney, this Agreement shall not, for such reason, be construed against any such party, but shall be construed as if all parties jointly prepared it, and any uncertainty, ambiguity, or incompleteness shall not be interpreted, construed, or applied against any one party on the ground that the party or the party's attorney prepared the Agreement. The language of all parts of this Agreement shall in all cases be construed as a whole, according to its fair meaning.

           m. FURTHER ASSURANCES. Each party agrees to do all acts and things, and to make, execute, and deliver such written instruments, as shall from time to time be reasonably required to carry out the terms and provisions of this Agreement. Each of the Amfac Parties agrees that, if any of them, whether prior to or after the Effective Date, shall dispose of any interest in real property, or rights respecting such real property, which will be affected by one or more of the transactions contemplated by this Agreement, such Amfac Party shall make such disposition subject to the reservation and retention by the Amfac Party of all rights necessary to carry out the transactions contemplated by this Agreement and the exhibits hereto (except to the extent such disposition is to another of the Amfac Parties, KDC or Kaanapali Land, or successor entity by merger or otherwise, in which event such disposition shall be subject to this Agreement and the transferee shall agree to perform as provided herein with respect to the real property so transferred).

           n. WAIVER OF JURY TRIAL. Each party to this Agreement hereby knowingly, voluntarily, and intentionally waives the right to a jury trial of any claim, demand, action, or cause of action in any way related to the subject matter of or arising under this Agreement, whether such action or cause of action is at law or in equity.

           o. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Hawaii without reference to principles of conflict of laws.

           p. JURISDICTION FOR ENFORCEMENT. Following the Effective Date, the State Court, in the State Foreclosure Action, shall have and retain full jurisdiction over the parties to enforce this Agreement and the automatic stay of Section 362 of the Bankruptcy Code, and any injunctive provisions of any confirmed plan of reorganization in the Bankruptcy Proceedings, shall be, and shall be deemed to be, terminated for said purpose.

           q. SURVIVAL OF TERMS. The terms and conditions of this Agreement shall survive the execution and delivery of all the documents to be executed and delivered in connection herewith and shall not be deemed to have merged therein.

           r. NOTICES. All notices, demands or documents which are required or permitted to be given or served hereunder shall be in writing and personally delivered or sent by registered or certified mail addressed as follows:

           TO:              Amfac Property Investment Corp.
                            Amfac Hawaii, LLC
                            Pioneer Mill Company, Limited
                            700 Bishop Street, Suite 1920
                            Honolulu, Hawaii 96813
                            Attn:  Peggy Sugimoto

           with a copy to:  Amfac Hawaii, LLC
                            900 N. Michigan Avenue
                            Suite 1400
                            Chicago, Illinois 90611
                            Attn:  Gary Nickele

           and to:          Case, Bigelow & Lombardi
                            737 Bishop Street, Suite 2600
                            Honolulu, Hawaii 96813
                            Attn:  Scott D. Radovich, Esq.

           TO:              Employees' Retirement System of
                              the State of Hawaii
                            201 Merchant Street, Suite 1400
                            Honolulu, Hawaii 96813
                            Attn:  Mr. David Shimabukuro
                                     Administrator

           with a copy to:  Gelber Gelber Ingersoll
                              & Klevansky
                            745 Fort Street, Suite 1400
                            Honolulu, Hawaii 96813
                            Attn:  Don J. Gelber, Esq.

           and to:          D'Ancona & Pflaum LLC
                            111 E. Wacker Drive, Suite 2800
                            Chicago, Illinois 60601
                            Attn:  Steven B. Towbin, Esq.

Notice shall be deemed to have been delivered only upon actual delivery of the notice by hand delivery or, if the notice is mailed, upon actual delivery of the notice as shown by the addressee's registry or certification receipt or the expiration of the seventh day after the date of mailing, whichever is earlier in time. The addresses and addressees for purposes of this paragraph may be changed to any other address or addressee by giving written notice of such change in the manner provided herein for giving notices.

           s. FACSIMILE SIGNATURES AND COUNTERPARTS. Facsimile signatures of this Agreement shall be as fully effective as original signatures. Without limiting the foregoing, each party signing this Agreement by facsimile signature agrees to furnish a copy bearing an original signature of the party to the other signatories, but the failure to do so shall not affect the binding force and validity of any facsimile signature. This Agreement may be executed in two or more counterparts and each counterpart, when executed, shall be deemed an original, and all such counterparts shall constitute one agreement binding on all of the parties hereto. For all purposes, extra duplicate and unexecuted pages of the counterparts may be discarded and the remaining pages assembled as one document.

     19. JOINDER OF FUNDING ENTITY. The Funding Entity hereby joins in this Agreement for the limited purpose of acknowledging, confirming, and agreeing that it has a financial interest in the consummation of this Agreement by the Amfac Parties, that the Funding Entity will receive a good and valuable consideration as the result of the ERS and the Amfac Parties entering into this Agreement (and that it will receive a further benefit if this Agreement is consummated), that it agrees to the terms and provisions of paragraphs 5 and 14 as applicable to the Funding Entity, and that it shall execute such documents, if any, as may require its execution pursuant to paragraph 2, provide the Indemnification Agreement (and take the actions provided therein) provided for in paragraph 5, and make the payments and deposits provided for above in paragraphs 8 and 9.

     20. JOINDER OF KDC. KDC hereby joins in this Agreement for the limited purpose of acknowledging, confirming, and agreeing that it will receive good and valuable consideration as a result of the ERS and the Amfac Parties entering into this Agreement (and that it will receive a further benefit if this Agreement is consummated), that it agrees to the terms and provisions of paragraphs 5 and 14 as applicable to KDC, and that it shall execute such documents as provided for above in paragraph 1, 2, 5, 7, and 15.

           IN WITNESS WHEREOF, the Amfac Parties have executed this Agreement as of the date first above written.


                            AMFAC PROPERTY INVESTMENT CORP.


                            By    /s/ Tamara G. Edwards
                                  ------------------------------------
                                  Its President               "APIC"



                            AMFAC HAWAII, LLC.


                            By    /s/ Tamara G. Edwards
                                  ------------------------------------
                                  Its Senior Vice President   "AHI"



                            PIONEER MILL COMPANY, LIMITED


                            By    /s/ Tamara G. Edwards
                                  ------------------------------------
                                  Its Senior Vice President   "PMCo"




































SETTLEMENT AGREEMENT by, and between, and among APIC, AHI, PMCo, and the ERS

     IN WITNESS WHEREOF, the ERS has executed this Agreement as of the date first above written.


Approved as to form:              THE EMPLOYEES' RETIREMENT SYSTEM
                                  OF THE STATE OF HAWAII
By:  [ Executed Signature ]
     -----------------------
     Special Deputy Attorney      By:  /s/ Jackie Ferguson-Miyamoto
     General                           ------------------------------
                                       Its Trustee


                                  By:  /s/ David Shimabukuro
                                       ------------------------------
                                       Its Administrator      "ERS"
















































SETTLEMENT AGREEMENT by, and between, and among APIC, AHI, PMCo, and the ERS

     IN WITNESS WHEREOF, KAANAPALI LAND, LLC, has joined in the execution of this Agreement, as of the date first above written, for the purposes set forth in paragraph 19 above.


                            KAANAPALI LAND, LLC


                            By    /s/ Tamara G. Edwards
                                  ------------------------------------
                                  Its Senior Vice President

                                                   "Funding Entity"



















































SETTLEMENT AGREEMENT by, and between, and among APIC, AHI, PMCo, and the ERS

     IN WITNESS WHEREOF, KDC has joined in the execution of this Agreement, as of the date first above written, for the purposes set forth in paragraph 20 above.


                            KAANAPALI DEVELOPMENT CORP.


                            By    /s/ Tamara G. Edwards
                                  ------------------------------------
                                  Its Senior Vice President

                                                              "KDC"



















































SETTLEMENT AGREEMENT by, and between, and among APIC, AHI, PMCo, and the ERS

                                       Amfac Property Investment Corp.



STATE OF HAWAII             )
                            )  SS.
CITY AND COUNTY OF HONOLULU )



     On March 17, 2003, before me personally appeared TAMARA G. EDWARDS, to me personally known, who, being by me duly sworn or affirmed, did say that such person executed the foregoing instrument as the free act and deed of such person, and if applicable, in the capacities shown, having been duly authorized to execute such instrument in such capacities.





                            /s/ Barbara H. Vierra
                            -----------------------------------------
                            Type or print name:  Barbara H. Vierra
                            Notary Public, State of Hawaii

                            My commission expires:  1/4/05

                                       Amfac Hawaii, LLC



STATE OF HAWAII             )
                            )  SS.
CITY AND COUNTY OF HONOLULU )



     On March 17, 2003, before me personally appeared TAMARA G. EDWARDS, to me personally known, who, being by me duly sworn or affirmed, did say that such person executed the foregoing instrument as the free act and deed of such person, and if applicable, in the capacities shown, having been duly authorized to execute such instrument in such capacities.





                            /s/ Barbara H. Vierra
                            -----------------------------------------
                            Type or print name:  Barbara H. Vierra
                            Notary Public, State of Hawaii

                            My commission expires:  1/4/05

                                       Pioneer Mill Company, Limited



STATE OF HAWAII             )
                            )  SS.
CITY AND COUNTY OF HONOLULU )



     On March 17, 2003, before me personally appeared TAMARA G. EDWARDS, to me personally known, who, being by me duly sworn or affirmed, did say that such person executed the foregoing instrument as the free act and deed of such person, and if applicable, in the capacities shown, having been duly authorized to execute such instrument in such capacities.





                            /s/ Barbara H. Vierra
                            -----------------------------------------
                            Type or print name:  Barbara H. Vierra
                            Notary Public, State of Hawaii

                            My commission expires:  1/4/05

                                       ERS



STATE OF HAWAII             )
                            )  SS.
CITY AND COUNTY OF HONOLULU )



     On March 17, 2003, before me personally appeared JACKIE FERGUSON-MIYAMOTO to me personally known, who, being by me duly sworn or affirmed, did say that such person executed the foregoing instrument as the free act and deed of such person, and if applicable, in the capacities shown, having been duly authorized to execute such instrument in such capacities.





                            /s/ Barbara H. Vierra
                            -----------------------------------------
                            Type or print name:  Barbara H. Vierra
                            Notary Public, State of Hawaii

                            My commission expires:  1/4/05








STATE OF HAWAII             )
                            )  SS.
CITY AND COUNTY OF HONOLULU )



     On March 17, 2003, before me personally appeared DAVID SHIMABUKURO to me personally known, who, being by me duly sworn or affirmed, did say that such person executed the foregoing instrument as the free act and deed of such person, and if applicable, in the capacities shown, having been duly authorized to execute such instrument in such capacities.





                            /s/ Barbara H. Vierra
                            -----------------------------------------
                            Type or print name:  Barbara H. Vierra
                            Notary Public, State of Hawaii

                            My commission expires:  1/4/05

                                       Kaanapali Land, LLC



STATE OF HAWAII             )
                            )  SS.
CITY AND COUNTY OF HONOLULU )



     On March 17, 2003, before me personally appeared TAMARA G. EDWARDS, to me personally known, who, being by me duly sworn or affirmed, did say that such person executed the foregoing instrument as the free act and deed of such person, and if applicable, in the capacities shown, having been duly authorized to execute such instrument in such capacities.





                            /s/ Barbara H. Vierra
                            -----------------------------------------
                            Type or print name:  Barbara H. Vierra
                            Notary Public, State of Hawaii

                            My commission expires:  1/4/05

                                       Kaanapali Development Corp.



STATE OF HAWAII             )
                            )  SS.
CITY AND COUNTY OF HONOLULU )



     On March 17, 2003, before me personally appeared TAMARA G. EDWARDS, to me personally known, who, being by me duly sworn or affirmed, did say that such person executed the foregoing instrument as the free act and deed of such person, and if applicable, in the capacities shown, having been duly authorized to execute such instrument in such capacities.





                            /s/ Barbara H. Vierra
                            -----------------------------------------
                            Type or print name:  Barbara H. Vierra
                            Notary Public, State of Hawaii

                            My commission expires:  1/4/05